Exhibit 99.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Peoples Bancshares of Pointe Coupee, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 (the "Report"), I, Joyce A. York, Chief Financial Officer of the Company, certify that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Joyce A. York
Joyce A. York
Chief Financial Officer
August 13, 2002